                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.14a-12

                        1838 BOND-DEBENTURE TRADING FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       5) Total fee paid:


--------------------------------------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
--------------------------------------------------------------------------------
       2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       3) Filing Party:
--------------------------------------------------------------------------------
       4) Date Filed:
--------------------------------------------------------------------------------

                        1838 BOND-DEBENTURE TRADING FUND
                             -----------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             -----------------------
                                  JUNE 13, 2005

                                                   King of Prussia, Pennsylvania
                                                                     May 5, 2005

TO THE SHAREHOLDERS OF
         1838 BOND-DEBENTURE TRADING FUND:

         The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 13, 2005 at 10:00 a.m. Eastern Time, at the Fund's executive offices, 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA, 19406, for the following purposes:

         1.   the election of four Directors;

         2. to approve or disapprove a new Sub-Advisory Agreement among MBIA Capital Management Corporation, 1838 Investment Advisors, LP and the Fund; and

         3. to transact such other business as may properly come before the meeting and any adjournments thereof.

         The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on April 14, 2005 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                                DANIEL N. MULLEN
                                    Secretary

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.


PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND AND TO 1838 INVESTMENT ADVISORS, LP OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 BOND-DEBENTURE TRADING FUND

                    2701 RENAISSANCE BOULEVARD, FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2005

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, June 13, 2005 at 10:00 a.m. (Eastern time), at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406, and at any adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are expected to be distributed to shareholders on or about May 5, 2005.

         In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's Common Stock. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Annual Meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS AND TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN 1838 INVESTMENT ADVISORS, LP AND THE MBIA CAPITAL MANAGEMENT CORPORATION, AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

         On April 14, 2005, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 4,907,678 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

         THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2005, IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE FUND AT 1-800-232-1838.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Four Directors are to be elected at the Annual Meeting to constitute the entire Board, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified.

         Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Directors of the Fund whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

         Certain information regarding each of the nominees as well as the current Directors and executive officers of the Fund is set forth below.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                               POSITION        YEAR FIRST          PRINCIPAL            FUND COMPLEX            OTHER
      NAME, ADDRESS            HELD WITH          BECAME         OCCUPATION FOR         OVERSEEN BY          DIRECTORSHIPS
          AND AGE                 FUND           DIRECTOR         PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------- --------------------- ------------------ ---------------------
NOMINEE FOR DIRECTOR -- "INTERESTED PERSONS"
W. Thacher Brown*               Director           1988         Chartered Financial          3**         Director, 1838
2701 Renaissance Blvd                                           Analyst; Former                          Investment Advisors
4th floor                                                       President of MBIA                        Funds (2) (mutual
King of Prussia, PA 19406                                       Asset Management                         fund); Director,
57                                                              LLC from July 1998                       Airgas, Inc.
                                                                to September 2004;                       (Wholesale-Industrial
                                                                and Former                               Machinery &
                                                                President of 1838                        Equipment); and
                                                                Investment                               Director,
                                                                Advisors, LLC from                       Harleysville Mutual
                                                                July 1988 to May                         Insurance Company,
                                                                2004.                                    and Harleysville
                                                                                                         Group.
NOMINEES FOR DIRECTOR - "INDEPENDENT DIRECTORS"
John Gilray Christy             Director           1983         Chairman, Chestnut            1          Director, The
Chestnut Capital Corp                                           Capital Corporation                      Philadelphia
P.O. Box 22                                                     (venture capital                         Contributionship
Flourtown, PA 19031                                             firm) from June                          (insurance company)
72                                                              1988 to present.                         and Former
                                                                                                         Director, Echo Bay
                                                                                                         Mines, Ltd. (gold
                                                                                                         mining).

Morris Lloyd, Jr.               Director           1989         Retired; former               1          Director and
2701 Renaissance Blvd                                           Development                              Treasurer, Hall
4th floor                                                       Officer, Trinity                         Mercer Hospital
King of Prussia, PA 19406                                       College from April                       Foundation;
67                                                              1996 to June 2002.                       Director and
                                                                                                         Treasurer, First
                                                                                                         Hospital Foundation.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                               POSITION        YEAR FIRST          PRINCIPAL            FUND COMPLEX            OTHER
      NAME, ADDRESS            HELD WITH          BECAME         OCCUPATION FOR         OVERSEEN BY          DIRECTORSHIPS
          AND AGE                 FUND           DIRECTOR         PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------- --------------------- ------------------ ---------------------
J. Lawrence Shane               Director           1974         Retired; former               1          Member and former
2701 Renaissance Blvd                                           Vice Chairman and                        Chairman of the
4th floor                                                       CFO of Scott Paper                       Board of Managers
King of Prussia, PA 19406                                       Company until 1992.                      of Swarthmore
70                                                                                                       College.

------------------------------------
* Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he was an officer, director, and employee of the Fund's former investment adviser, and is a director of the Fund.

** Mr. Brown serves as a Director of the Fund and as a trustee of 1838 Investment Advisors Trust, an investment company with two portfolios, each which has the same investment adviser as the Fund.

CURRENT DIRECTORS AND OFFICERS

      NAME, ADDRESS AND            POSITION HELD                                          PRINCIPAL OCCUPATION
             AGE                     WITH FUND               POSITION SINCE                 FOR PAST 5 YEARS
-------------------------------- -----------------------------------------------------------------------------------
W. Thacher Brown                          See "Nominee for Director - Interested Persons" above

John Gilray Christy                       See "Nominee for Director - Independent Persons" above

Morris Lloyd, Jr.                         See "Nominee for Director - Independent Persons" above

J. Lawrence Shane                         See "Nominee for Director - Independent Persons" above

Ross K. Chapin                   President                        2005               Chairman, 1838 Investment
2701 Renaissance Blvd                                                                Advisers, LP from December
4th floor                                                                            2004 to present; Managing
King of Prussia, PA 19406                                                            Member, Orca Bay Partners,
52                                                                                   LLC from June 1998 to present.
Daniel N. Mullen                 Treasurer,                       2005               Chief Compliance Officer,
2701 Renaissance Blvd            Chief Compliance                                    1838 Investment Advisors, LP;
4th floor                        Officer                                             Chief Compliance Officer,
King of Prussia, PA 19406                                                            Treasurer and Secretary of
54                                                                                   the 1838 Investment Advisors
                                                                                     Funds (2) (mutual fund);
                                                                                     Principal, Andres Capital
                                                                                     Management, LLC; and Vice
                                                                                     President, AGL Life Assurance
                                                                                     Company.
Clifford D. Corso                Vice President                   1998               President and Chief
MBIA Capital                                                                         Investment Officer, MBIA
Management Corp.                                                                     Capital Management Corp.;
113 King Street                                                                      Managing Director and Chief
Armonk, NY 10504                                                                     Investment Officer, MBIA
43                                                                                   Insurance Corporation.

         The Board of the Fund held six meetings during the Fund's fiscal year ended March 31, 2005. Each Independent Director attended all meetings of the Board and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended all meetings.

AUDIT COMMITTEE

         The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards. The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee, which became effective September 10, 2003.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund.

AUDIT COMMITTEE REPORT

         During the fiscal year ended March 31, 2005, the Audit Committee met twice and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker ("Tait Weller"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with Tait Weller the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2005.

                                                     John Gilray Christy
                                                     Morris Lloyd, Jr.
                                                     J. Lawrence Shane

NOMINATING COMMITTEE

         On May 6, 2004, the Board formed a Nominating Committee and adopted a written charter for the Nominating Committee. Prior to May 6, 2004, nominees would be considered and approved by the Independent Directors of the Fund. The Nominating Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" director, as that term is defined by the New York Stock Exchange's listing standards.

         The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in director compensation to the full Board. The Fund does not currently have a written policy with regard to stockholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received. In evaluating director nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Directors; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) all applicable laws, rules, regulations, and listing standards. The Nominating Committee's goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

         Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional director is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right in the future to do so, if necessary.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406.

DIRECTOR COMPENSATION

         For the fiscal year ended March 31, 2005, the Fund paid compensation to Directors in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $1,000 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $81,750 for the fiscal year ended March 31, 2005.

         The aggregate compensation paid by the Fund to each of its Directors serving during the fiscal year ended March 31, 2005 is set forth in the compensation table below. Mr. Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Trust, a registered investment company advised by 1838 Investment Advisors, LP (collectively, the "Fund Complex"). None of the other Directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                               PENSION OR                              TOTAL
                                                               RETIREMENT          ESTIMATED        COMPENSATION
                                            AGGREGATE       BENEFITS ACCRUED         ANNUAL         FROM FUND AND
          NAME OF PERSON AND              COMPENSATION       AS PART OF FUND     BENEFITS UPON       FUND COMPLEX
          POSITION WITH FUND              FROM THE FUND         EXPENSES           RETIREMENT       PAID TO DIRECTORS
--------------------------------------- ------------------ -------------------- ----------------- --------------------
W. Thacher Brown, Director*                  $15,000               $0                  $0               $30,000
John Gilray Christy, Director                $22,250               $0                  $0               $22,250
Morris Lloyd, Jr., Director                  $22,250               $0                  $0               $22,250
J. Lawrence Shane, Director                  $22,250               $0                  $0               $22,250

------------------------------
* "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
Act.

OWNERSHIP OF FUND SECURITIES*

                                                                                  DOLLAR RANGE OF EQUITY SECURITIES
                                               DOLLAR RANGE OF EQUITY                       IN ALL FUNDS
                NAME                           SECURITIES IN THE FUND             OVERSEEN IN A FAMILY OF FUNDS***
------------------------------------------------------------------------------- --------------------------------------
INTERESTED DIRECTOR AND EXECUTIVE OFFICERS
         W. Thacher Brown                         $50,000-$100,000                           Over $100,000
         Ross K. Chapin                                NONE                                      NONE
         Daniel N. Mullen                              NONE                                      NONE
         Clifford D. Corso                             NONE                                      NONE

INDEPENDENT DIRECTORS
         John Gilray Christy**                    $50,000-$100,000                           $50,000-$100,000
         Morris Lloyd, Jr.                        $10,000-$50,000                            $10,000-$50,000
         J. Lawrence Shane**                      $10,000-$50,000                            $10,000-$50,000

------------------------------
*        As of March 31, 2005.
** Mr. Christy's shares are owned both individually and jointly with his wife.
*** Mr. Brown owns shares of the Fund, and shares of the portfolios of 1838 Investment Advisors Funds.

         None of the Independent Directors, and no immediate family member of any Independent Director, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of March 31, 2005, Directors and nominees for director and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

REQUIRED VOTE

         A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE
            "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.





                 PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

         Shareholders of the Fund are being asked to approve a new sub-advisory agreement ("Proposed Agreement") between 1838 LP and MBIA Capital Management Corporation ("MBIA-CMC"). Shareholders are required to approve the Proposed Agreement in order to retain MBIA-CMC as sub-adviser to the Fund.

         MBIA-CMC has been serving as interim sub-adviser since the resignation of the Fund's former portfolio manager in January 2005. 1838 LP, the Fund's investment adviser determined that the delegation of certain of its investment advisory responsibilities to MBIA-CMC would be beneficial to the Fund and its shareholders and, accordingly, recommended such action to the Board for its approval. MBIA-CMC was approved at a special meeting of the Board of Directors held on January 13, 2005 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act. Since that date MBIA-CMC has served as interim sub-adviser pursuant to an interim advisory agreement (the "Interim Agreement"). The Interim Agreement will remain in effect until June 13, 2005.

         The Board of Directors of the Fund has approved the Proposed Agreement, which must be submitted to the Fund's shareholders for their approval. The following summary provides information about the Interim Agreements, 1838 LP and MBIA-CMC as well as the Proposed Agreement.

INFORMATION CONCERNING THE INTERIM AGREEMENT

         On January 14, 2005, MBIA-CMC assumed its responsibilities as the Fund's interim sub-adviser pursuant to an Interim Sub-Advisory Agreement. The Interim Agreement was unanimously approved by the Board of Directors on January 13, 2005, in accordance with Rule 15a-4 under the 1940 Act to ensure that the Fund would continue to receive investment advisory services when the portfolio manager resigned. Specifically, Rule 15a-4 requires that the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Fund's shares at any time without penalty on not more than ten days' written notice. Furthermore, the Interim Agreement requires all fees earned to be placed in escrow pending shareholder approval of the Proposed Agreement. If shareholders do not approve the Proposed Agreement, MBIA-CMC will only be entitled to the lesser of its actual costs in providing services to the Fund during the term of the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

         The Interim Agreement will terminate on the earlier of the effective date of the Proposed Agreement or 150 days after the effective date of the Interim Agreement. In order for MBIA-CMC to continue to provide sub-advisory services beyond the interim period, shareholders of the Fund will need to approve the Proposed Agreement.

         In considering the approval of the Interim Agreement and the Proposed Agreement, the Board took into consideration information regarding the management, financial position and business of MBIA-CMC, as well as the experience of its portfolio management team.

INFORMATION CONCERNING MBIA-CMC

         MBIA-CMC is a Delaware corporation and is an investment adviser registered under the Advisers Act. MBIA-CMC, an indirect wholly-owned subsidiary of MBIA Inc., is a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. MBIA Inc. is a reporting company under the Securities Exchange Act of 1934. Each officer or director of the Fund who is also an officer, director, employee, general partner and/or a shareholder of MBIA-CMC is listed below as follows:

NAME AND POSITION WITH THE FUND                              POSITION WITH MBIA-CMC
------------------------------------------------------------ ---------------------------------------------------------
Clifford D. Corso, Vice President                            President and Chief Investment Officer of MBIA Capital
                                                             Management Corporation; Managing Director and Chief
                                                             Investment Officer of MBIA Insurance Corporation.

         MBIA-CMC also acts as a sub-adviser for a registered open-end investment company, the 1838 Fixed Income Fund, which has investment objectives similar to that of the Fund. The 1838 Fixed Income Fund has approximately $16,000,000 in assets under management for which MBIA-CMC receives an annual sub-advisory fee of 0.05% as a percentage of average net assets.

INFORMATION CONCERNING THE PROPOSED AGREEMENT

         Upon approval of shareholders of the Fund, 1838 LP will enter into the Proposed Agreement with MBIA-CMC. Currently, the Interim Agreement is in place. The Interim Agreement will remain in effect for 150 days, or until shareholders approve a new contract for the Fund. (See "Information Concerning the Interim Agreement" for a more detailed discussion of these requirements.) A form of the proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

         The Proposed Agreement provides that, subject to the supervision of the Board of Directors of the Fund and 1838 LP, MBIA-CMC will provide recommendations for a continuous investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The services under the Proposed Agreement will be provided in accordance with the Fund's investment objective, policies and restrictions. As compensation for all services, facilities furnished and expenses borne by the Sub-Adviser under the Proposed Agreement, 1838 LP shall pay to the Sub-Adviser a fee calculated at an annualized rate of 0.218% of the Fund's month-end net assets.

         Under the Proposed Agreement, MBIA-CMC would not be liable for any error of judgment or mistake of law for any loss suffered by 1838 LP or the Fund in connection with any matters to which the Agreement relates except for losses resulting from MBIA-CMC's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of the obligations or duties under the Agreement.

         It is anticipated that the Proposed Agreement will be dated as of the day shareholder approval of the Agreement is obtained. The Proposed Agreement will continue in effect for an initial term of one year and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund or by the Board of Directors of the Fund, and, in either event, by the vote of a majority of the Directors who are not parties to the Proposed Agreement or interested persons of such party, cast in person at a meeting called for such purpose.

         The Proposed Agreement may be terminated by the Fund, 1838 LP, or MBIA-CMC without penalty at any time on sixty (60) days' written notice to the other party. The Proposed Agreement will also terminate (i) upon the termination or assignment of the investment advisory agreement between 1838 LP and the Fund or (ii) upon the assignment of the Proposed Agreement.

EVALUATION OF THE PROPOSED AGREEMENTS BY THE BOARD OF DIRECTORS

         In approving the Proposed Agreement, the Board is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of the Proposed Agreement. The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm's-length bargaining. The Board believes that the approval and retention of MBIA-CMC as sub-adviser to the Fund will be advantageous to the shareholders of the Fund for several reasons. The Directors considered the following matters, among others, in approving this Proposal 2.

         At a meeting of the Board, 1838 LP informed the Board of Directors of the Fund of the resignation of the Fund's portfolio manager from 1838 LP. At a special meeting of the Board, the Board had a preliminary meeting with representatives of 1838 LP and MBIA-CMC. At that time, the Board invited representatives of MBIA-CMC to provide certain information regarding its history, business structure, organizational structure, service and administrative providers, its commitment to asset growth, strategic fit with the Fund and biographical information regarding its executive officers. The Board also requested additional information from MBIA-CMC for consideration in approving the Proposed Agreement.

         The Board reviewed various materials with respect to MBIA-CMC, including materials furnished by MBIA-CMC. These materials included additional information about MBIA-CMC, the services it would provide, its personnel, its operations and its financial condition. The Board evaluated the above-referenced information and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling. The following summary details most but not all matters considered:

         (i) the nature and quality of the services to be provided by MBIA-CMC;

         (ii) the fees and expenses of the Fund and that there would be no increase in the management fee paid by the Fund;

         (iii) the experience and qualification of MBIA-CMC personnel providing services;

         (iv) the financial strength and resources of MBIA-CMC and its commitment to asset management growth;

         (vi) whether the sub-advisory fees payable to MBIA-CMC are fair and reasonable in light of the services expected to be provided;

         (vii) the impact on the Fund's annual operating expense ratio;

         (viii) MBIA-CMC's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Fund and the Adviser; and

         (x) the compliance history, reputation, qualifications and background of MBIA-CMC as well as its chief compliance officer.

         At that Meeting, the Board had the opportunity to meet again with representatives of MBIA-CMC to determine whether the Proposed Agreement was in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Directors so concluded, and voted to recommend the Proposed Agreement to the Fund's shareholders for their approval, based on the following:

                  The management fee rate under the Proposed Agreement will be identical to the management fee rate currently paid by the Fund. The Board further reviewed the expense and profitability data provided by MBIA-CMC and was satisfied that the total fee paid was not excessive, and would be sufficient to allow MBIA-CMC to provide an appropriate level of services to the Fund. Although MBIA-CMC will manage the assets of the Fund as its sub-adviser, 1838 LP will be responsible for the overall management of the Fund's operations, and it is expected that the Fund will benefit from MBIA-CMC's experience and resources in managing its own fund family. The Board was satisfied with MBIA-CMC's expected contribution to the overall management of the Fund as sub-adviser and determined that this fee to be paid by the 1838 LP to MBIA-CMC was consistent with industry standards and sufficient to sustain MBIA CMC's delivery of the expected advisory services. The engagement of MBIA-CMC was found by the Board not to impact the expenses or fees to be charged to the Fund and that given the services to be provided by 1838 LP and MBIA-CMC, the proposed sub-advisory and advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate 1838 LP and MBIA-CMC for the services to be provided at the level that the Board has come to expect.

         In addition, the Independent Directors received advice from independent legal counsel regarding their duties in approving investment advisory contracts. Based on the Directors' deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously approved the Proposed Sub-Advisory Agreement and concluded that the compensation under the Proposed Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable business judgment.

         In the event that the shareholders do not approve the Proposed Agreement, the Directors of the Fund will consider what alternatives may then be available.

BOARD RECOMMENDATION

         The Board of Directors, including the Independent Directors, unanimously recommend that shareholders of the Fund vote "FOR" approval of the Proposed Agreement. For more information about the Directors deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

VOTE REQUIRED

         Approval of Proposal 2 requires an affirmative vote of the lesser of
(i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

         Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2006. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2005. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Funds. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2004 and 2005, respectively.

FISCAL YEAR ENDED                                AUDIT-RELATED
MARCH 31,                     AUDIT FEES              FEES               TAX FEES          ALL OTHER FEES
------------------------- -------------------- -------------------- -------------------- --------------------
2004                            $14,000                $0                 $2,000                 $0
2005                            $14,500                $0                 $2,500                 $0

         The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2004 and March 31, 2005 were pre-approved by the Audit Committee. For the Fund's fiscal year ended March 31, 2005.

INVESTMENT ADVISOR AND ADMINISTRATOR

         1838 Investment Advisors, LP, 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA, 19406, serves as the Fund's investment adviser. MBIA Municipal Investors Service Corporation, 113 King Street, Armonk, NY 10504 provides certain administrative and accounting services to the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of April 14, 2005, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund.

         The following table sets forth for each Director, and for the Directors and officers as a group, the amount of equity securities owned in the Fund as of April 14, 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

         Proposals intended to be presented by shareholders for consideration at the year 2006 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than February 4, 2006 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2006 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, must notify the Fund no later than April 20, 2006. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

OPEN MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                 By Order of the Directors,


                                 Daniel N. Mullen
                                 Secretary, 1838 Bond-Debenture Trading Fund
DATED: May 5, 2005

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, BY TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                       EXHIBIT A
                                                                       ---------

                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

                        1838 BOND-DEBENTURE TRADING FUND

                             SUB ADVISORY AGREEMENT
                                     between
                          1838 INVESTMENT ADVISORS, LP
                                       and
                          MBIA CAPITAL MANAGEMENT CORP.

                  This Sub- Advisory Agreement (the "Agreement") made this 13th day of June 2005, by and between 1838 Investment Advisors, LP (the "Investment Adviser") and MBIA CAPITAL MANAGEMENT CORPORATION (the "Sub-Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH:
                                   ----------

                  WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of July 20, 2004 (the "Investment Advisory Agreement") with 1838 Bond Debenture Trading Fund (the "Fund"), pursuant to which the Investment Adviser provides portfolio management services to the Fund; and

                  WHEREAS, the Investment Adviser wishes to enter into a contract with the Sub-Adviser to render to the Investment Adviser the following services:

                  To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments by the Investment Adviser regarding all of the assets of the Fund, subject to oversight by the Board of Directors of the Fund and the supervision of the Investment Adviser; and

                  WHEREAS, the Sub-Adviser is willing to perform such services on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

                  1. As compensation for all services, facilities furnished and expenses borne by the Sub-Adviser under this Agreement, the Investment Adviser shall pay to the Sub-Adviser a fee calculated at an annualized rate of 0.218% of the Fund's month-end net assets.

                  2. This Agreement shall become effective as of the date first above written, subject to the approval of the shareholders of the Fund in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

                  3. This Agreement shall continue for a one year period from its effective date and thereafter, but only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and only if the terms and the renewal hereof have been approved by a vote of a majority of the Fund's Directors, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will (i) terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement, (ii) may be terminated by the Fund, by the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities or by the Investment Adviser without penalty upon sixty days' written notice by the Fund or the Investment Adviser to the Sub-Adviser, and (iii) may be terminated by the Sub-Adviser without penalty upon sixty days' written notice to the Investment Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment or the assignment of the Investment Advisory Agreement.

                  4. Subject to the supervision of the Board of Directors of the Fund and the Investment Adviser, the Sub-Adviser will provide recommendations for a continuous investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The Sub-Adviser will recommend to the Investment Adviser from time to time what securities and other investments should be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with (i) the Fund's investment objective, policies and restrictions as stated in the then effective Prospectus and Statement of Additional Information relating to the Fund (ii) any additional policies or guidelines established by the Investment Adviser or by the Board of Directors that have been furnished to the Sub-Adviser, and (iii) the provisions of the Internal Revenue Code, as amended, applicable to "regulated investment companies" (as defined in Section 851 of the Internal Revenue Code). The Sub-Adviser further agrees that it:

                     (a) conform with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal or State agencies which now has or in the future will have jurisdiction over its activities;

                     (b) (1) will recommend placement of orders, and may place orders, pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In recommending placement of orders with brokers or dealers, the Sub-Adviser will attempt to assist the Investment Adviser to obtain the best net price and the most favorable execution of its orders. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best net price and most favorable execution of its orders.

                         (2) Notwithstanding the provisions of paragraph 4(b)(1)
above and subject to the policies and procedures as may be adopted by the Board of Directors and officers of the Fund and notified to the Sub-Adviser, the Sub-Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds for which the Sub-Adviser exercises investment discretion.

                         (3) In no instance will securities be purchased from or
sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal. Notwithstanding the foregoing sentence, the Sub-Adviser may arrange for the execution of, or place, brokered transactions through an affiliated broker-dealer in conformity with policies and procedures for such purpose if, when, and as established by the Directors of the Fund and notified to the Sub-Adviser and provided that such transactions comply with Rule 17e-1 under the 1940 Act in all respects; and

                     (c) will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement and will provide, at its own cost, all office space and facilities necessary to furnish such services.

                  5. The Investment Adviser shall be responsible for sending shareholders any documents or other information required to be sent to shareholders and otherwise acting as the contact person with the shareholders. The Investment Adviser shall be responsible for maintaining accounting records relating to the shareholders.

                  6. The Sub-Adviser shall furnish the Investment Adviser and the administrator of the Fund (the "Administrator") monthly, quarterly and annual reports concerning portfolio transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Investment Adviser, the Administrator or the Fund at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Fund to be inspected and audited by the Investment Adviser and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Investment Adviser, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Investment Adviser, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act.

                  7. The Sub-Adviser shall provide to the Investment Adviser a copy of the Sub-Adviser's Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Fund.

                  8. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Fund a current copy and reports regarding the compliance with such Code of Ethics, as amended from time to time.

                  9. It is expressly understood and agreed that the services to be rendered by the Sub-Adviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

                  10. When the Sub-Adviser considers that the purchase or sale of an investment is in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the investments to be bought or sold in order to obtain best execution under the circumstances. The Sub-Adviser shall allocate the investments so bought or sold, and the expenses incurred in the transactions, in the manner the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  11. The Sub-Adviser is not obligated to buy or sell, or recommend for purchase or sale, for the Fund any investment which it or its officers, directors, affiliates or employees may buy or sell for the Sub-Adviser, for such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Sub-Adviser's other clients, advisory or otherwise.

                  12. The Sub-Adviser may give advice and take action with respect to other clients or funds, or for its own account, that may differ from the advice or the timing or nature of action taken with respect to the Fund.

                  13. The Investment Adviser agrees that it will furnish currently to the Sub-Adviser all information reasonably necessary to permit the Sub-Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Sub-Adviser to carry out its responsibilities under this Agreement (including, without limitation, the Fund's articles of incorporation and bylaws, the Investment Advisory Agreement, documents filed with the SEC relating to the Fund, and resolutions, policies and procedures adopted by the Fund or the Investment Adviser relating to the Fund, and any amendments of or supplements to such documents). The Investment Adviser shall give the Sub-Adviser, prior to use, copies of all reports to shareholders, sales literature, or other material prepared for distribution to shareholders or to the public that refer to the Sub-Adviser, and shall not use such material if the Sub-Adviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt. The Investment Adviser shall advise the Sub-Adviser promptly of any transaction involving the portfolio securities of the Fund or the Sub-Adviser's services under this Agreement of which the Sub-Adviser would not otherwise have knowledge. The parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

                  14. The Sub-Adviser shall not be liable to the Investment Adviser or the Fund for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Sub-Adviser against any liability by reason of the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

                  15. The Sub-Adviser may use the "1838" name when referring to the names of the Investment Adviser and the Fund in connection with its activities relating to this Agreement. The Sub-Adviser acknowledges that, as between it and the Investment Adviser, and subject to this right, the Investment Adviser retains all rights to the "1838" name.

                  16. Information and recommendations supplied by the Sub-Adviser in performing its obligations under this Agreement are confidential and for use only by the Investment Adviser, or such persons as the Investment Adviser designates, in connection with the Fund. Information supplied to the Sub-Adviser in connection with performing its obligations under this Agreement is confidential and for use only by the Sub-Adviser in connection with the Fund. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to the documents and data relating to its responsibilities under this Agreement.

                  17. In performing its duties under this Agreement, the Sub-Adviser is an independent contractor and, except as otherwise provided in this Agreement or otherwise authorized in writing, has no authority to act for or represent, or otherwise be an agent of, the Investment Adviser.

                  18. No provision of this Agreement may be changed or waived except by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

                  19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

                  20. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

                           To the Investment Adviser at:
                           ----------------------------

                                    1838 Investment Advisors, LP
                                    2701 Renaissance Blvd.
                                    Fourth Floor
                                    King of Prussia, PA 19406
                                    Attn:   Ross Chapin

                           To the Sub-Adviser at:
                           ---------------------

                                    MBIA Capital Management Corporation
                                    113 King Street
                                    Armonk, NY 10504
                                    Attn:   Clifford D. Corso

                           To the Fund at:
                           --------------

                                    1838 Bond-Debenture Trading Fund
                                    2701 Renaissance Blvd.
                                    Fourth Floor
                                    King of Prussia, PA 19406
                                    Attn:   Daniel N. Mullen

                           With copies to:
                           --------------

                                    Joseph V. Del Raso, Esquire
                                    Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    18th & Arch Streets
                                    Philadelphia, PA 19103-2799







         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                                           1838 INVESTMENT ADVISORS, LP

                                           By:   _______________________________
                                           Name:
                                           Title:
                                           MBIA CAPITAL MANAGEMENT CORPORATION

                                           By:   _______________________________
                                           Name:
                                           Title:

                                                                   FORM OF PROXY
                                                                   -------------

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       OF 1838 BOND-DEBENTURE TRADING FUND

The undersigned hereby appoints Daniel N. Mullen and Johannes van den Berg, each of them attorneys, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on June 13, 2005 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS, AUTHORITY FOR VOTING IN FAVOR OF A NEW SUB-ADVISORY AGREEMENT, AND WILL BE VOTED FOR ITEM 3.


You are encouraged to specify your choices by marking the        ---------------
appropriate boxes on the reverse side, but you need not mark      SEE REVERSE
any box with regard to a particular proposal if you wish to           SIDE
vote FOR such proposal. The Proxies cannot vote your shares      ---------------
unless you sign and return this card.





                                                                 |
                                                                 |    6427
                                                                 |--------------


         |---------------------------|
  [X]    | PLEASE MARK YOUR VOTES AS |
         | IN THIS EXAMPLE.          |
         |                           |
         |---------------------------|


                    FOR all nominees    WITHHOLD
                    listed (except as   authority to vote
                    indicated to the    for all nominees
                    contrary below)     listed hereon.

                  |------|            |---------|
1. Election       |      |            |         |     NOMINEES:
   of             |      |            |         |     01. W. Thacher Brown       03. Morris Lloyd, Jr.
   Directors.     |      |            |         |     02. John Gilray Christy    04. J. Lawrence Shane
                  |------|            |---------|

                                                FOR      AGAINST   ABSTAIN

                                              |------|   |------|  |------|
                                              |      |   |      |  |      |
2. New Sub-Advisory Agreement                 |      |   |      |  |      |
                                              |      |   |      |  |      |
                                              |------|   |------|  |------|














                                                            FOR      AGAINST    ABSTAIN
3. In their discretion, the proxies are authorized to     |------|   |------|   |------|
   vote upon such other business as may properly          |      |   |      |   |      |
   come before the meeting                                |      |   |      |   |      |
                                                          |      |   |      |   |      |
                                                          |------|   |------|   |------|



                                                              Please sign as name appears hereon. Joint owners
                                                              should each sign. When signing as attorney, executor,
                                                              administrator, trustee or guardian, please give full title as such.

                                                              __________________________________________________________

                                                              __________________________________________________________
                                                                SIGNATURE(S)
                                                              DATE

1 8 3 8
BOND-DEBENTURE TRADING FUND

                        1838 BOND-DEBENTURE TRADING FUND

Dear Shareholder:

1838 Bond-Debenture Trading Fund encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 midnight on June 12, 2005.

1. To vote over the Internet:
      * Log on the Internet and go to the web site HTTP://WWW.EPROXYVOTE.COM/BDF

2. To vote by Telephone:
        * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
        * Outside of the U.S. and Canada call 201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.